SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 22, 2005

                              Taylor Madison Corp.
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               (Exact name of registrant as specified in Charter)

          Florida                           000-15034           01-0656115
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(State  or  other  jurisdiction of         (Commission         (IRS Employer
 incorporation  or  organization)           File  No.)      Identification  No.)

              5422 Carrier Drive, Suite 306, Orlando, Florida 32819
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               (Address of Principal Executive Offices)(Zip Code)

                                 (407) 354-1222
                            -------------------------
                            (Issuer Telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On June 22, 2005, Taylor Madison Corp.(the "Registrant") entered into an Investor Rights Agreement (the "Investor Rights Agreement") with Michael J. Vosch, James P. Tolan, Don Sproat, and Carol Sue Feagan, Telzuit Technologies, LLC, and certain investors a party thereto. Pursuant to the Investor Rights Agreement, the Registrant has, among other matters, (a) agreed to file a registration statement on Form SB-2 (or an alternative available form) registering shares of its Common Stock issued or issuable upon conversion of its Series A Convertible Preferred Stock, and shares of Common Stock issued or issuable upon exercise of the Class A Warrants and Class B Warrants, and (b) granted certain rights of first refusal to purchase new securities issued by the Registrant.

Midtown  Partners  &  Co.,  LLC.  is  a  holder of Class A and Class B Warrants.
Midtown Partners & Co., LLC., an SEC and NASD registered broker dealer, has acted as the placement agent for the Registrant in connection with a series of private offerings and has entered into placement agent agreements with Registrant regarding same. Except as set forth in the preceding sentence, there is no material relationship between the Registrant or its affiliates and any other party to the Investor Rights Agreement other than with respect to the material definitive agreement referenced in this Item 1.01 and Item 3.02 below, and transactions contemplated in the Securities Purchase Agreement referenced in
3.02  below.

ITEM  3.02     UNREGISTERED  SALE  OF  EQUITY  SECURITIES

Series  A  Preferred  Stock  Offering
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Pursuant to the Securities Purchase Agreement, the Registrant, on June 22, 2005,
issued (a) 1,749,990 shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock"), and (b) Class B Warrants entitling holders of the Series A Preferred Stock to purchase, in the aggregate, 2,916,650 shares of Registrants' common stock, par value $.001 per share (the "Common Stock"), at an exercise price of $.80 per share (the "Series A Financing")(1). The Series A Preferred
Stock converts into the Registrant's Common Stock at a price of $.60 per share of Common Stock.(2) The purchase price paid to the Registrant in connection with the Series A Financing was $1,749,990. The Series A Preferred Stock and Class B Warrants were sold to institutional or accredited investors.

The Class B Warrants are exercisable by the holder at any time before the date five (5) years from the date of issuance. Beginning twelve (12) months following the date of issuance of the Class B Warrants, if the closing bid price of the Registrant's common stock exceeds two dollars ($2.00) US for a period of twenty
(20) consecutive trading days, and the Registrant's common stock has an average trading volume in excess of fifty thousand (50,000) shares per day for the twenty (20) prior trading days, the Class B Warrants may be redeemed by the Company at one cent ($.01) per warrant.

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(1)  See  Item  5.1  of  the  Registrant's  Form  8-K  filed with the SEC on May
     12, 2005 for a discussion of Registrant's proposed 1-for-31 reverse stock split. The warrant shares issuable upon exercise of the Class B Warrants are calculated on a post 1-for-31 reverse stock split basis.

(2)  See  Item  5.1  of  the  Registrant's  Form  8-K  filed with the SEC on May
     12, 2005 for a discussion of Registrant's proposed 1-for-31 reverse stock split. The conversion price of the Series A Preferred Stock is calculated on a post 1 for 31 reverse stock split basis.

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The  issuance of the Series A Preferred Stock, the Class B Warrants, and related contract rights were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering and based on the fact that the Series A Preferred Stock and Class B Warrants were issued to institutional or accredited investors.

Midtown Partners & Co., LLC., an SEC and NASD registered broker dealer acted as the placement agent for the Registrant in connection with the offering referenced above. Midtown is located in Boca Raton, Florida. In connection with the financing referenced above, on June 22, 2005, the Registrant paid a cash commission to Midtown equal to $138,679.20 and issued to Midtown (a) a warrant entitling Midtown to purchase, in the aggregate, 349,998 shares of Registrants' common stock at an exercise price of $.60 per share, and (b) a warrant entitling Midtown to purchase, in the aggregate, 349,998 shares of Registrants' common stock at an exercise price of $.80 per share.

The issuance of the warrants to Midtown Partners & Co., LLC. were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering and based on the fact that such warrants were issued to institutional or accredited investors.

ITEM  5.03     AMENDMENTS  TO  ARTICLES  OF  INCORPORATION  OR  BYLAWS

Effective as of June 22, 2005, the Registrant has amended its Articles of Incorporation to reflect its newly designated Series A Convertible Preferred Stock, $.0001 par value, the content of which is hereinafter set forth in the Exhibits attached hereto.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)       Exhibits.

*10.1 Securities Purchase Agreement dated June 22, 2005, by and among Registrant, Telzuit Technologies, Inc., Telzuit Technologies, LLC, Michael J. Vosch, James P. Tolan, and Don Sproat and each of the persons that purchased Series A Preferred Stock issued by Taylor Madison.

*10.2 Investor Rights Agreement between Registrant, Michael J. Vosch, James P. Tolan, Don Sproat, and Carol Sue Feagan, Telzuit Technologies, LLC, and certain investors a party thereto.

*10.3 Form of Certificate Of Designation, Preferences And Rights Of Series A Convertible Preferred Stock Of Taylor Madison Corp.

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*10.4     Form of Class B Warrant issued on June 22, 2005 to purchaser of Series
          A  Convertible  Preferred  Stock

*10.5     Warrant  BD-  B -001 issued to Midtown Partners & Co., LLC on June 22,
          2005

*10.6     Warrant  BD-  B -002 issued to Midtown Partners & Co., LLC on June 22,
          2005

*99.1 Press Release of Taylor Madison issued on June 22, 2005, titled "Taylor Madison Closes $1.75 Million Private Placement in Series A Preferred Financing."

*  Filed  herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Dated:

                                                  By:  /s/  Donald Sproat
                                                      -------------------
                                                      Donald  Sproat
                                                      President  and
                                                      Chief  Financial Officer

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